SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): November 1, 2004


                               ACADIA REALTY TRUST
             (Exact name of registrant as specified in its charter)


           Maryland                     1-12002                23-2715194
         (State or other              (Commission           (I.R.S. Employer
  jurisdiction of incorporation)       File Number)        Identification No.)



                             1311 Mamaroneck Avenue
                                    Suite 260
                          White Plains, New York 10605
               (Address of principal executive offices) (Zip Code)


                                 (914) 288-8100
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425 )

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 -  Financial Information

Item 2.02  Results of Operations and Financial Condition

On November 1, 2004, the Registrant announced its consolidated financial results for the quarter ended September 30, 2004. A copy of the Registrant's earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K. The information contained in Item 2.02 of this report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Registrant under the Securities Act of 1933, as amended.

Item 7.01 -  Regulation FD Disclosure


On November 1, 2004, the Registrant, Acadia Realty Trust, made available supplemental information concerning the ownership, operations and portfolio of the Registrant as of September 30, 2004. A copy of this supplemental information is furnished as Exhibit 99.2 to this report on Form 8-K. The information contained in Item 7.01 of this report on Form 8-K, including Exhibit 99.2, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Registrant under the Securities Act of 1933, as amended. Item 9.01(c) Exhibits


(c) Exhibits


Exhibit Number             Description
--------------             ------------------------------------------
99.1                       Press release dated November 1, 2004
99.2                       Financial and Operating Reporting
                           Supplement for the Quarter Ended
                           September 30, 2004




                                                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ACADIA REALTY TRUST
                                           (Registrant)


Date: November 1, 2004                  By: /s/ Michael Nelsen
                                        ---------------------------
                                            Name:  Michael Nelsen
                                            Title: Sr. Vice President
                                            and Chief Financial Officer